UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BAS	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Company’s 2019 Long Term Incentive Plan

On May 14, 2019, at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Basic Energy Services, Inc. (the “Company”), the Company’s stockholders (the “Stockholders”) approved the Company’s 2019 Long Term Incentive Plan (the “LTIP”). Upon approval by the Stockholders at the 2019 Annual Meeting, the LTIP became effective and replaced the Basic Energy Services, Inc. Management Incentive Plan, effective as of December 23, 2016 (the “MIP”).

The LTIP will be administered by the Compensation Committee (the “Committee”) of the Company’s board of directors (the “Board”), except to the extent the Board elects to administer the LTIP. The types of awards that may be granted under the LTIP include stock options, stock appreciation rights, restricted stock awards (“RSAs”), restricted stock units, stock awards, dividend equivalents and other stock-based awards and cash award. Subject to adjustments provided for in the LTIP, the total number of shares of the Company’s common stock available for grant of awards under the LTIP is 681,657, which is the number of authorized shares of common stock remaining available for grant of awards under the MIP as of May 14, 2019. Unless terminated sooner, the LTIP will remain in effect until May 14, 2029.

For a summary of the material terms and conditions of the LTIP, please see the description of the LTIP as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2019 (the “Proxy Statement”), as supplemented by Supplement No. 1 to the Proxy Statement, filed with the SEC on April 12, 2019 (“Supplement No. 1”) and Supplement No. 2 to the Proxy Statement, filed with the SEC on May 6, 2019 (“Supplement No. 2”). The above description of the LTIP does not purport to be complete and is qualified in its entirety by reference to the LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
LTIP Award Agreements

In connection with the adoption of the LTIP, on May 14, 2019, the Committee approved the Form of Restricted Stock Award Agreement, the Form of Performance-Based Phantom Share Award Agreement and the Form of Time-Based Phantom Share Award Agreement for the issuance of awards to the employees, officers or consultants of Company and its affiliates under the LTIP (collectively, the “LTIP Award Agreements”). Copies of the LTIP Award Agreements are filed as Exhibits 10.3, 10.4, and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

The Form of Restricted Stock Award Agreement provides that the time-based RSAs shall vest in one-third increments over three years, with the first one-third of such shares vesting on the first anniversary of their respective grant dates. Within two years of the occurrence of a Change in Control, if the participant’s employment is terminated by the Company without Cause or by participant for Good Reason, the award shall vest in full.

The Form of Performance-Based Phantom Share Award Agreement provides that the cash-settled performance-based phantom shares shall vest 50% at the end of the applicable two-year performance period, and 50% on the first anniversary of the end of the performance period, subject to satisfaction of certain performance criteria. Performance-based phantom shares may be earned up to 150% of target and are subject to a maximum settlement amount of $9.00 per phantom share. Within two years of the occurrence of a Change in Control, if the participant’s employment is terminated by the Company without Cause or by participant for Good Reason following the completion of the Performance Period, any unvested earned award shall vest in full. Within two years of the occurrence of a Change in Control, if the participant’s employment is terminated by the Company without Cause or by participant for Good Reason prior to the completion of the Performance Period, the award shall be earned at target and such earned award shall vest in full.

The Form of Time-Based Phantom Share Award Agreement provides that the cash-settled time-based phantom shares shall vest in one-third increments over three years, with the first one-third of such shares vesting on the first anniversary of their respective grant dates. Time-based phantom shares are subject to a maximum settlement amount of $9.00 per phantom share. Within two years of the occurrence of a Change in Control, if the participant’s employment is terminated by the Company without Cause or by participant for Good Reason, the award shall vest in full.

Capitalized terms used but not defined in this section shall have the meanings given to them in the respective LTIP Award Agreements.

The description of each of the LTIP Award Agreements in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the form of LTIP Award Agreements, which are filed as Exhibits 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

LTIP Restricted Stock Awards

On May 15, 2019, the Company granted awards in an aggregate amount of 524,160 restricted shares of common stock of the Company in the form of time-based RSAs vesting in one-third increments over three years, with the first one-third of such shares to vest on the first anniversary of their respective grant dates, subject to the terms and conditions of the LTIP and the Form of Restricted Stock Award Agreement.

The number of RSAs granted to each of our named executive officers is set forth below.

Name and Position	Number of Restricted Shares
T. M. “Roe” Patterson, President, Chief Executive Officer and Director	115,905
David S. Schorlemer, Senior Vice President, Chief Financial Officer, Treasurer and Secretary	39,912
James F. Newman, Senior Vice President - Region Operations	41,667
William T. Dame, Vice President - Pumping Services	25,692

The foregoing summary of the RSAs does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP and the Form of Restricted Stock Award Agreement, copies of which are filed as Exhibits 10.1 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

LTIP Phantom Share Awards

On May 15, 2019, the Company granted awards in an aggregate amount of (i) 1,048,320 cash-settled performance-based phantom shares vesting 50% at the end of the applicable two-year performance period, and 50% on the first anniversary of the end of the performance period, subject to satisfaction of certain performance criteria subject to the terms and conditions of the LTIP and the Form of Performance-Based Phantom Share Award Agreement and (ii) 524,160 cash-settled time-based phantom shares vesting in one-third increments over three years, with the first one-third of such shares to vest on the first anniversary of their respective grant dates, subject to the terms and conditions of the LTIP and the Form of Time-Based Phantom Share Award Agreement.

The number of phantom shares granted to each of our named executive officers is set forth below.

Name and Position	Target Number of Performance-Based Phantom Shares	Number of Time-Based Phantom Shares
T. M. “Roe” Patterson, President, Chief Executive Officer and Director	231,810	115,905
David S. Schorlemer, Senior Vice President, Chief Financial Officer, Treasurer and Secretary	79,824	39,912
James F. Newman, Senior Vice President - Region Operations	83,334	41,667
William T. Dame, Vice President - Pumping Services	51,384	25,692

The foregoing summary of the phantom share awards does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP and the Form of Performance-Based Phantom Share Award Agreement or the Form of Time-Based Phantom Share Award Agreement, as applicable, copies of which are filed as Exhibits 10.1, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Approval of the First Amendment to Company’s Non-Employee Director Incentive Plan

On May 14, 2019, at the 2019 Annual Meeting, the Stockholders also approved the First Amendment (the “Amendment”) to the Company’s Non-Employee Director Incentive Plan (the “Plan”), which increased the number of shares available for grant of awards under the Plan by 200,000 additional shares. Upon approval by the Stockholders at the 2019 Annual Meeting, the Amendment became effective.

For a summary of the material terms and conditions of the Amendment, please see the description of the Amendment set forth in the Proxy Statement, as supplemented by Supplement No. 1 and Supplement No. 2. The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Plan Award Agreements

In connection with the adoption of the Amendment, on May 14, 2019, the Board approved the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement for issuance of awards under the Plan, as amended. Grants of awards under the Plan will also continue to be made pursuant to the Form of Non-Employee Director Restricted Stock Award Agreement, previously approved by the Company. Copies of the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement and the Form of Non-Employee Director Restricted Stock Award Agreement are filed as Exhibit 10.6 to this Current Report on Form 8-K and Exhibit 10.3 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on July 31, 2017, respectively, and are incorporated herein by reference.

The Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement provides that the time-based restricted stock units (“RSUs”) shall vest on the first anniversary of their respective grant dates. Immediately prior to consummation of a Change of Control, the RSUs shall vest in full.

Capitalized terms used but not defined in this section shall have the meanings given to them in the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement.

The description of the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Plan Awards

On May 15, 2019, the Company granted awards of an aggregate of 120,000 time-based RSAs, vesting on the first anniversary of their respective grant dates, subject to the terms and conditions of the Plan, as amended, and the Form of Non-Employee Director Restricted Stock Award Agreement and 54,000 time-based RSUs, vesting on the first anniversary of their respective grant dates, subject to the terms and conditions of the Plan, as amended, and the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement.

The number of time-based RSAs and RSUs granted to each of the Company’s directors is set forth below.

Non-Employee Director	Number of Restricted Shares	Number of Restricted Stock Units
Tim Day, Chairman	20,000	15,500
James Kern	20,000	7,700
John Jackson	20,000	7,700
Sam Langford	20,000	7,700
Julio Quintana	20,000	7,700
Anthony DiNello	20,000	7,700

The foregoing summary of the grants of the time-based RSAs and RSUs to the Company’s non-employee directors does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, and the Form of Non-Employee Director Restricted Stock Award Agreement or the Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement, as applicable, copies of which are filed as Exhibit 10.2 to this Current Report on Form 8-K, Exhibit 10.3 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on July 31, 2017, and Exhibit 10.6 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 14, 2019, the Company held its 2019 Annual Meeting at The Fort Worth Club, located at 306 W. 7th Street, Fort Worth, Texas 76102. Stockholders representing 22,818,425, or approximately 85%, of the shares of the common stock of the Company, outstanding and entitled to vote as of the record date, March 21, 2019, were represented at the 2019 Annual Meeting either in person or by proxy.
The matters proposed to the Stockholders for a vote were: (i) the election of two Class III directors to serve a three-year term; (ii) the approval of the LTIP; (iii) the approval of the Amendment; (iv) the approval, on a non-binding advisory basis, of the Company’s named executive officer compensation; and (v) the ratification of KPMG LLP as the Company’s independent auditor.
The final voting results of the 2019 Annual Meeting are set forth below.
Proposal One

Each of the director nominees was elected to the Board to serve as a Class III director until the 2022 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
James D. Kern	13,855,967	6,589,321	2,373,137
Samuel E. Langford	13,555,833	6,889,455	2,373,137

Proposal Two

The proposal to approve the LTIP was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,433,726	5,007,740	3,822	2,373,137
Proposal Three

The proposal to approve the Amendment was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,870,527	1,570,887	3,874	2,373,137
Proposal Four

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,402,293	5,731,087	311,908	2,373,137
Proposal Five

The proposal to ratify the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by the following vote:

Votes For	Votes Against	Abstentions
22,149,188	668,610	627

No other business properly came before the 2019 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Unless otherwise indicated below as being incorporated by reference to another filing of the Company with the Commission, each of the following exhibits is filed herewith:

(d)	Exhibits.

10.1
Basic Energy Services, Inc. 2019 Long Term Incentive Plan. (Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (SEC File No. 333-231521) filed on May 15, 2019).

10.2
First Amendment to the Basic Energy Services, Inc. Non-Employee Director Incentive Plan. (Incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-8 (SEC File No. 333-231519) filed on May 15, 2019).

10.3		Form of Restricted Stock Award Agreement (LTIP).
10.4		Form of Performance-Based Phantom Share Award Agreement (LTIP).
10.5		Form of Time-Based Phantom Share Award Agreement (LTIP).
10.6		Form of Non-Employee Director Time-Based Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 16, 2019                    By: /s/ David S. Schorlemer
Name:    David S. Schorlemer
Title:    Senior Vice President, Chief Financial         Officer, Treasurer and Secretary